Exhibit 10.1
                                                                    ------------

                  TERMINATION, SETTLEMENT AND RELEASE AGREEMENT


     THIS TERMINATION, SETTLEMENT AND RELEASE AGREEMENT (this "Agreement") is made as of November 30, 2005 by and between GSV, Inc., a Delaware corporation
("GSV"), and 116 Newark Avenue Corporation, a New Jersey corporation ("Landlord") (hereinafter individually a "Party," and together the "Parties").

                                   Background:

     A. GSV and Landlord are parties to that certain Lease Agreement dated June 11, 1998 (the "Lease") pertaining to the third floor of the building located at 116-120 Newark Avenue, Jersey City, New Jersey (the "Premises").

     B. The term of the Lease continues until December 31, 2008.

     C. In June 2001, with Landlord's consent, GSV sublet the Premises to Nekema.com for the remainder of the term of the Lease. The rent on the sublease was guaranteed by Lumbermens Mutual Casualty Company, d/b/a Kemper Insurance Company ("Kemper"), until May 2003. In September 2002 Nekema.com ceased business operations and defaulted on the sublease. Kemper made all payments of rent due under the sublease through May 2003. GSV ceased paying the rent due under the Lease in July 2003. The accrued rent due under the Lease as of the date of this Agreement is $356,249.04.

     D. Landlord represents that it presently owns the Premises and has not assigned any of its rights under the Lease to any other person or entity.

     E. The Parties desire to reflect their agreement as to certain matters, and to settle and compromise certain claims in connection with the terms and conditions set forth below.

     NOW, THEREFORE, for and in consideration of the agreements contained herein, the adequacy and receipt of which are hereby acknowledged, the Parties hereby agrees as follows:

        1. Termination of Lease. The Parties hereby agree that the Lease is terminated, effective as of the date of this Agreement, and that except as set forth herein all rights and obligations of the Parties under the Lease are of no further force or effect. GSV further agrees that as of the date of this Agreement it has vacated the Premises, removed all equipment and goods or other property belonging to GSV, and left the Premises in broom clean condition. As of the date of this Agreement, all equipment, fixtures, goods or other property not removed by GSV shall be deemed abandoned, and the Landlord shall have the right, without any notice, to sell or otherwise dispose of the same at the expense of GSV, and shall not be accountable to GSV for any part of the proceeds of such sale, if any. Upon execution and delivery of this
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Agreement,  the  Landlord  shall  have the right to remove all  persons,  goods, fixtures and chattel from the Premises, without notice, without liability for damages at GSV's cost. Notwithstanding any other provision to the contrary contained in this Agreement, any and all indemnity obligations of GSV contained in Article 8th of the Lease shall continue in full force and effect from and after the date hereof.

        2. Payments to Landlord. In full satisfaction of all amounts payable by GSV to Landlord pursuant to the Lease, in full settlement of all issues, disputes, controversies or claims between GSV and Landlord, and in consideration of Landlord's release of GSV contained in this Agreement, GSV agrees that:

               (a) Cash. GSV shall pay Landlord a cash payment of $70,000, of which $50,000 shall be paid on the date of execution of this Agreement and the balance of $20,000 will be paid one month thereafter.

               (b) Security Deposit. GSV hereby releases any claim to the security deposit previously given to Landlord by GSV pursuant to
          Article 13th of the Lease, which shall become the property of Landlord.

               (c) Note. Upon execution of this Agreement,  GSV shall deliver to
          Landlord a promissory note in the form of Exhibit A hereto in the principal amount of $356,249.04 (the "Note"), dated the date hereof and executed by GSV. The Note shall mature 24 months after the date of execution of this Agreement and shall bear interest at the rate of 7% per annum. All principal and interest shall be due and payable upon maturity of the Note. Payment and performance of all obligations under the Note shall be guaranteed by Polystick U.S. Corporation ("Polystick") in the form of Exhibit B hereto (the "Guaranty") and secured by the Pledge Agreement of Polystick in the form of Exhibit C hereto (the "Pledge Agreement"), each dated the date hereof and executed by Polystick and delivered to Landlord.

               (d) Shares. Upon the execution of this Agreement, GSV shall deliver to Landlord 200,000 shares of Series C Preferred Stock, $.001 par value ("Series C Preferred Stock"), of GSV (the "Shares"), which shall have a liquidation preference over GSV's common stock, par value $.001 per share ("Common Stock"), equal to $1 per share of Series C Preferred Stock and shall be convertible at the election of the holder into shares of Common Stock initially at the rate of one share of Common Stock for each share of Series C Preferred Stock, all as set forth in the form of Certificate of Designation attached hereto as Exhibit D hereto, which shall have been filed with the Secretary of State of Delaware on or prior to the date of execution of this Agreement (this Agreement, together with the Note, the Guaranty, the Pledge Agreement and such Certificate of Designation, referred to, collectively, as the "Settlement Documents"); provided that as a condition to


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

          GSV's obligation to deliver the Note and the Shares Landlord shall have executed and delivered to GSV an investment representation certificate in the form of Exhibit E hereto (the "Investment Representation Certificate").

               (e) Legal Fees. Upon the execution of this Agreement GSV shall reimburse the legal fees and costs of Landlord up to a maximum of $10,000.

        3. Releases.

        (a) Upon execution of this Agreement and Landlord's receipt of the items set forth in Section 2 to be delivered at the execution, subject only to the further delivery of $20,000 as provided in Section 2(a), Landlord hereby fully releases and forever discharges GSV, its direct and indirect parents, subsidiaries and affiliates, together with their respective officers, directors, partners, shareholders, employees and agents (collectively, the "GSV Group"), from and against any and all actions, causes of action, lawsuits, liabilities, claims, demands, damages, expenses, loss of compensation, liabilities and obligations of any nature whatsoever, whether known or not known, and whether now existing, that it may now or hereafter have or claim to have against the GSV Group or any member thereof, for, upon, or by reason of any matter, event, or cause of any kind, arising out of or related to the Lease, including but not limited to claims of breach of contract, defamation, libel or slander; provided, however, that such release and discharge shall not operate with respect to the provisions of the Settlement Documents, or any of them.

        (b) Upon execution of this Agreement, GSV hereby fully releases and discharges Landlord and its direct and indirect parents, subsidiaries and affiliates, together with their respective officers, directors, partners, shareholders, employees and agents (collectively, the "Landlord Group") from and against any and all actions, causes of action, lawsuits, liabilities, claims, demands, damages, expenses, loss of compensation, liabilities and obligations of any nature whatsoever, whether known or not known, and whether now existing, that it may now or hereafter have or claim to have against the Landlord Group or any member thereof, for, upon, or by reason of any matter, event, or cause of any kind, arising out of or related to the Lease, including but not limited to claims of breach of contract, defamation, libel or slander; provided, however, that such release and discharge shall not operate with respect to the provisions of the Settlement Documents, or any of them.

        (c) It is expressly agreed that this Agreement is a full and final settlement, release, discharge of and from any and all claims, actions, demands, damages, causes of action, held or possessed by the Parties, in any way related to the Lease, subject to the terms and conditions hereof.

        4. No Admission of Liability. It is further understood and agreed that this Agreement is entered into in full, final, and complete compromise of disputed claims and causes of action as aforesaid and is not to be construed as an admission of liability or waiver of any


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
defenses and that the Parties have expressly denied any and all liability and negligence and expressly reserved any and all rights to any and all available defenses of any nature whatsoever.

        5. Governing Law. This Agreement will be construed and interpreted in accordance with the laws of the State of New Jersey, without giving effect to the choice or conflict of law principles thereof.

        6. Entire Agreement. This Agreement represents the entire understanding between the Parties with respect to the subject matter contained herein, and supersedes all prior written or oral understandings or representations. No modification, amendment or waiver of any terms or conditions of this Agreement will be effective unless made in a writing dated subsequently hereto and signed by the Parties.

        7. Representations. (a) Each of the Parties acknowledges and represents that (i) they are represented by legal counsel in connection with the consideration and execution of this Agreement, (ii) in executing this Agreement, the Party has relied solely upon the Party's own judgment, belief and knowledge, and the advice and recommendation of the Party's own independently selected legal counsel concerning the nature, extent and duration of the Party's rights and claims, (iii) that the Party has not been influenced to any extent whatsoever in executing this Agreement by any representations or statements not expressly contained or referred to herein, (iv) such Party is authorized to enter into this Agreement, all authorizations (if any) necessary for such Party to enter into this Agreement have been obtained, and such Party hereby waives any claim that this Agreement is unenforceable by virtue of lack of authority, lack of execution formalities or otherwise, and (v) none of the claims that are the subject of this Agreement have been previously assigned by such Party. Landlord represents that it has not filed or permitted to be filed against GSV or any of its affiliates, individually or collectively, any lawsuits and he covenants and agrees that it will not do so at any time hereafter with respect to the subject matter of this Agreement, except as may be necessary to enforce the Settlement Documents, or any of them. GSV represents that it has not filed or permitted to be filed against Landlord any lawsuits and GSV covenants and agrees that it will not do so at any time hereafter with respect to the subject matter of this Agreement, except as may be necessary to enforce the Settlement Documents, or any of them.

        (b) GSV further represents and warrants to Landlord that: (i) GSV is duly organized, validly existing and in good standing under the laws of the State of Delaware; (ii) the execution and delivery by GSV of the Settlement Documents to which it is a party, and the performance by GSV of its obligations thereunder, including, without limitation, the issuance of the Shares, have been duly authorized by all necessary corporate action, and GSV has contemporaneously herewith delivered to Landlord certificated copies of resolutions duly adopted by its board of directors, which remain in full force and effect, and of its certificate of incorporation and by-laws, as amended to date; (iii) the Settlement Documents to which it is a party constitute the valid and legally binding obligations of GSV enforceable against GSV in accordance with their respective terms; (iv) neither the execution and delivery of the Settlement Documents to which it


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
is a party, nor the consummation of the transactions contemplated thereby, will violate any provision of the certificate of incorporation or by-laws of GSV, or any law, rule, regulation, writ, judgment, injunction, decree or determination or other order of any court, government or governmental agency or binding upon GSV or conflict with or breach any contract or agreement to which GSV is a party; (v) the authorized capital stock of GSV consists of 1,500,000 shares of Series B Preferred Stock, $.001 par value, all of which are validly issued and outstanding, fully paid and non-assessable, and 75,000,000 shares of Common Stock, 7,472,703 of which, as of the date hereof, are validly issued and outstanding, fully paid and non-assessable, no other shares of capital stock of GSV are authorized, issued or outstanding, and there are no subscriptions, warrants, options, calls, commitments by or agreements or other obligations to which GSV is bound relating to the issuance or purchase of any shares of capital stock other than this Agreement, or as identified in the SEC Documents (as hereinafter defined); (vi) upon issuance pursuant to this Agreement, the Shares will be validly issued, fully-paid and non-assessable, free of any pre-emptive rights or other charge or encumbrance, GSV has duly reserved for issuance from the authorized and unissued Common Stock such number of shares sufficient for issuance upon conversion of the Shares, and, upon issuance pursuant to the foregoing Certificate of Designation, such shares of Common Stock will be validly issued, fully-paid and non-assessable, free of any preemptive rights or other charge or encumbrance; (vii) assuming the accuracy of Landlord's representations contained in the Investment Representation Certificate, the issuance of the Shares, and the issuance of the shares of Common Stock issuable upon conversion of the Shares, are exempt from the registration requirements under the Securities Act of 1933, as amended (the "Securities Act"); and (viii) GSV's most recent Annual Report on Form 10-KSB and its Quarterly Report on Form 10-QSB, each as filed with the Securities and Exchange Commission (collectively, the "SEC Documents"), do not contain any untrue statement of a material fact nor omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

        8. Attorneys' Fees. In the event of a breach of Section 2(a) of this Agreement by GSV, Landlord shall be entitled to recovery of all of its reasonable attorneys' fees and costs in collecting the amounts owed thereunder and enforcing its rights thereunder.

        9. Jurisdiction. The parties agree that the exclusive jurisdiction for all disputes arising out of this Agreement are the Courts of the State of New Jersey or the Federal Courts located in the State of New Jersey.

        10. Registration Rights.

        (a) Landlord shall from time to time have the right to include all of the shares of Common Stock issued or issuable upon conversion of the Shares and, in the event the Landlord exercises its rights under Section 6 of the Pledge Agreement, all of the shares of Common Stock issued or issuable upon conversion of the Pledged Shares (as defined therein)(the "Registrable Securities") as part of a registration statement (the "Registration Statement") filed by GSV in connection with any public offering of its securities (excluding registration statements on Forms S-4 and S-8).

        (b) GSV shall give Landlord notice of such a proposed registration at least 20 days prior to the filing of a Registration Statement. At the written request of Landlord, delivered to GSV within 10 days after the receipt of the notice from GSV, which request shall state the number of Registrable Securities that Landlord wishes to sell or distribute publicly under such Registration Statement proposed to be filed by GSV, GSV shall include the Registrable Securities in the Registration Statement.

        (c) With respect to the Registration Statement prepared and filed pursuant to this Section, and the inclusion of Registrable Securities in the Registration Statement pursuant to this Section 8, all fees, costs and expenses of registration shall be borne by GSV, including all registration, filing and other fees payable to any securities exchange or automated quotation system on which GSV's securities are or will be listed (an "Exchange") and the National Association of Securities Dealers, Inc.; printing expenses, fees and disbursements of counsel and accountants for GSV; all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered and qualified. All sales commissions, underwriting discounts and similar payments will be borne by the selling shareholders.

        (d) If the Registration Statement is filed in connection with an underwritten secondary registration on behalf of security holders having contractual registration rights that exist on the date hereof ("Other Holders"), and the managing underwriters advise GSV in writing that in their good faith opinion the number of securities requested to be included in such Registration Statement exceeds the number that can be sold in such offering, GSV will include in such Registration Statement (i) first, the securities of such Other Holders requesting such registration pursuant to demand registration rights, pro rata among such Other Holders, (ii) second, Registrable Securities requested to be included in such Registration Statement and such other securities requested to be included in such registration statement by security holders other than Other Holders on whose behalf such registration statement is being filed who have contractual registration rights that existed on the date of this Agreement ("Additional Holders"), pro rata among Landlord and such Additional Holders on the basis of the number of Registrable Securities of Landlord and other securities of such Additional Holders requested to be included in such Registration Statement, and (iii) third, other securities requested to be included in such Registration Statement.

        (e) GSV will keep Landlord advised in writing as to the initiation of the registration and as to the completion thereof. At its expense, GSV will:

               (i) Keep such registration effective for a period of twelve (12) months;


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
               (ii) Hold in confidence and not make any disclosure of information concerning Landlord provided to GSV unless (i) disclosure of such information is necessary to comply with federal or state securities laws or with legitimate rules or orders of any stock exchange or similar body, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in the Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction or (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement; and, upon learning that disclosure of such information concerning Landlord is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to Landlord and, at the expense of Landlord, undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information;

               (iii) Use its commercially reasonable efforts to register or qualify the Registrable Securities covered by such Registration Statement under the securities or blue sky laws of such jurisdictions as Landlord shall reasonably request (provided that GSV shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdiction where it has not been qualified); and

               (iv) Keep such registration or qualification in effect for as long as such Registration Statement remains in effect, and do any and all other acts or things which may be necessary or advisable to enable Landlord to consummate the public sale or other disposition of the Registrable Securities in such jurisdictions.

        (f) GSV shall have no obligation under this Section 10 to make any offering of its securities, or to complete an offering of its securities that it proposes to make or to complete the registration of any Registrable Securities if it does not complete the offering of the securities it proposes to make, and shall incur no liability to Landlord for its failure to do so.

        (g) It shall be a condition precedent to the obligations of GSV to take any action pursuant to this Section 10 with respect to the Registrable Securities that Landlord shall furnish to GSV such information regarding itself, the Registrable Securities held by it, and the intended method of distribution of such securities as shall reasonably be required to effect the registration of Landlord's Registrable Securities. In the event of any such registration of Registrable Securities, GSV and the Landlord shall enter into such indemnification and contribution arrangements as are customary for transactions of that nature.

        11. Miscellaneous. Except in connection with any legal proceeding between the Parties hereto relating to the enforcement of this Agreement, neither Party will at any time make any disparaging statement in respect of the other Party that is likely to come to the attention of any member of the media or any employee, client or vendor of GSV, Landlord or any of their respective affiliates.

        12. Notices and Addresses. All notices, offers, acceptances and any other acts under this Agreement shall be in writing, and shall be sufficiently given if delivered to the addressee in person, by overnight courier service or similar receipted delivery, or, if mailed, postage prepaid, by certified mail, return receipt requested, as follows:

                To Landlord:            116 Newark Avenue Corporation
                                        30 Montgomery Street
                                        Jersey City, New Jersey 07302
                                        Attn.:  Frank J. Guarini

                With a copy to:         McCarter & English, LLP
                                        Four Gateway Center
                                        100 Mulberry Street
                                        Newark, New Jersey 07102
                                        Attn: Howard Kailes, Esq.

                To GSV:                 GSV, Inc.
                                        191 Post Road West
                                        Westport, Connecticut 06880
                                        Attn: Gilad Gat, President

                With a copy to:         Davis & Gilbert LLP
                                        1740 Broadway
                                        New York, New York 10019
                                        Attn:    Ralph W. Norton, Esq.

        13. Survival of Representations. Each representation and warranty contained herein shall survive the execution and delivery of this Agreement for a period of one year from the date hereof.

        14. Benefits. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns.

        15. Execution in Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.


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
     IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.


                                        GSV, INC.


                                        By: /s/ Gilad Gat
                                            -------------
                                            Name:  Gilad Gat
                                            Title: Chief Executive Officer
                                                   (Principal Executive Officer)


                                        116 NEWARK AVENUE CORPORATION


                                        By: /s/ Carol Maurer
                                            ----------------
                                            Name:  Carol Maurer
                                            Title: President


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